Exhibit 99.2

Natera, Inc. Q4 2018 Earnings Call March 12, 2019

Safe harbor statement This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the market opportunity, products, commercial partners, user experience, clinical trials, financial performance, strategies, anticipated future performance and general business conditions of Natera, Inc. (“Natera”, the “Company”, “we” or “us”), are forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving the financial guidance provided; we may be unable to further increase the use and adoption of Panorama, through our direct sales efforts or through our laboratory partners, or to develop and successfully commercialize new products, including our cancer and transplant rejection products; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate significantly; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates; we may be unable to compete successfully with either existing or future prenatal testing oncology diagnostic or transplant rejection products or other test methods; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies may not support the use of our tests, particularly in the average-risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if our sole CLIA-certified laboratory facility becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; our cord blood and tissue banking activities are subject to regulations that may impose significant costs and restrictions on us; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand third-party payer coverage and reimbursement for Panorama and our other tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third-party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; we could be subject to third party claims of intellectual property infringement, which could result in litigation or other proceedings and could limit our ability to commercialize our products or services; and any failure to obtain, maintain, and enforce our intellectual property rights could impair our ability to protect our proprietary technology and our brand. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic filings with the SEC. Further information on potential risks that could affect actual results will be included in other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at investor.natera.com or at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc., 201 Industrial Road, Suite 410, San Carlos, California 94070. Our telephone number is (650) 249-9090. Not for further reproduction or use.

Three Goals 1. Expand leadership position in reproductive health ~$200 gross margin per test target for cash flow breakeven in reproductive health 2. Establish Signatera™ as the new standard for cancer care Rapid revenue growth in oncology 3. Change patient care for transplant recipients Commercial launch, Medicare coverage in 2019

Processed 174,245 tests in Q4 2018, full year volume growth of 30% Total revenues of $67M in Q4 2018, up 29% from Q4 2017 Signed $50M agreement with Beijing Genomics Co., Ltd. to commercialize Signatera in China Announced $9.1M in contracted revenues for SignateraTM (RUO) with leading pharmaceutical companies, expecting $40M - $50M by end of 2019 Announced co-exclusive commercial agreement with One Lambda, a Thermo Fisher Scientific brand, for transplant rejection screening Published superior analytical and clinical performance of kidney transplant test Kidney transplant test on track for commercialization and Medicare reimbursement in 2019 Recent highlights Not for further reproduction or use.

Extending market leadership with doubled growth in 2018 Total tests processed 15% 30% Not for further reproduction or use. 448,000 515,000 669,000 2016 2017 2018

Average risk coverage drives ASP upside Momentum and opportunity 4 additional BCBS and 5 states’ Medicaid programs now covering average risk Estimated ~$60M annual revenue and cash flow opportunity from existing volumes alone 1. 2018 pricing excludes one-time revenue recognition of $5.8M from Qiagen partnership and one time revenue recognition of cash received from tests reported in prior periods Total revenues/tests reported1 Not for further reproduction or use. Q1 2018 Q2 2018 Q3 2018 Q4 2018

Blended COGS targets driving strong returns $62 savings per unit X annualized Q4 volumes = $40M annual additional gross profit opportunity Future gross profit benefit at $200 COGS Blended COGS trajectory Not for further reproduction or use. $388 $262 $200 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Q1 2015 Q4 2018 Funded projects

$50M oncology-focused partnership with BGI $35 million upfront1 $15 million milestones2 Ongoing royalties on sales Benefits to Natera 1. $35 million upfront to Natera. $6 million prepayment to BGI for sequencing services 2. Delivered upon achievement of key milestones Signatera™ distribution in China and reproductive health in select markets Not for further reproduction or use.

Targeting $40M - $50M pharma total contracted value $250K $630K $4.3M $40M - $50M Pharma deals signed with >20 partners and >30 studies or trials $9.1M Pilot studies Larger trials Not for further reproduction or use. Q1 2018 Q2 2018 Q3 2018 Q4 2018 2019E Q1 2018 Q2 2018 Q3 2018 Q4 2018 current 2019E

One Lambda to co-promote transplant test in U.S. Pioneer in transplant diagnostics Novel test augments One Lambda’s existing transplant offerings Access to transplant centers nationwide Accelerates entry into new market Complements Natera’s U.S. sales force Leading commercial position in transplant centers Not for further reproduction or use.

Largest dd-cfDNA validation study2 Highest overall accuracy (AUC) T-cell mediated rejection cases2 (about 1/3 of cases4) Subclinical rejection2 (20-25% of cases5) Core SNP-based technology > 1.5 million cell-free DNA tests performed Precision within run 5x better1 SNPs targeted Natera Competition 13,000 266 Clinical validation Analytical validation 1. Altug Y, et al. Transplantation, 2019. 2.Sigdel TK,, et al.. J. Clin. Med. 2019, 8, 19. 3. Bloom RD, et al. J Am Soc Nephrol. 2017 Jul;28(7):2221-2232. 4. Wehmeier C, et al. Transplantation Direct 2017;3: e136. 5. Choi BS, et al. Am J Transplant 2006; 5: 1354-1360 Not for further reproduction or use. Proven core technology drives clinical performance 3 3 3 3 Natera Competition 1.85% 9.2% CV Natera Competition 1.9% 4.5% CV Precision across runs 2.3x better1

Transplant reimbursement pathway on track 2018 / 2019 2019 Completed analytical validation Completed clinical validation Successful pre-submission meeting Obtained Z-code Completed CLIA validation Formal LCD submission Draft LCD release Establish coding and pricing Launch registry study Final LCD published Not for further reproduction or use.

Pathway to significant transplant revenues Revenue sensitivity ($ in millions) Not for further reproduction or use. $2B market < 5% penetrated < 5% Total Total tests Greenfield Market penetration $42 $56 $70 $84 $98 3% 4% 5% 6% 7%

Not for further reproduction or use. Q4 2018 financial overview Growth in Panorama and Horizon volumes is primary driver of change vs Q4 2017 ($ in millions, except for per share data) P&L Q4’18 Q4’17 Change Horizon Revenue $ 23.9 $ 16.1 $ 7.8 Panorama Revenue $ 36.0 $ 30.9 $ 5.1 Total Revenue $ 67.0 $52.0 $ 15.0 Gross Margin%1 36% 29% 700 bps R&D $ 12.8 $ 13.0 $ (0.2) SG&A $ 41.1 $ 48.9 $ (7.8) Net Loss Per Diluted Share $ (0.51) $ (0.90) $ 0.39 Balance Sheet Dec 31, 2018 Sept 30, 2018 Change Cash & Investments2 $ 158.5 $ 170.0 $ (11.5) UBS Line of Credit $ 50.2 $ 50.1 $ 0.1 OrbiMed Debt Facility $ 73.4 $ 73.3 $ 0.1 1 Gross margin is calculated as gross profit divided by GAAP total revenues. Gross profit is calculated as GAAP total revenues less GAAP cost of revenues. 2 Cash and investments also include short-term and long-term restricted cash.

2019 annual guidance ($ in millions) Revenue $275 – $302 Gross margin % revenue 35% – 41% SG&A $180 – $190 R&D $60 – $65 Cash Burn $80 – $100 Not for further reproduction or use.

2019 operating expenses supporting rapid growth Commercial leadership position COGS reductions: Carrier workflow Algorithm improvements Automation Alternative sequencing platforms Launch CLIA assay Expanding pharma sales effort Clinical trials in indications with high unmet need, clear reimbursement path Supporting BGI development and launch Not for further reproduction or use. Reproductive health Oncology Transplant Clinical launch of assay Building direct sales and marketing channel $182M $47M $18M Reproductive Oncology Transplant health Breakdown of 2019 operating expenses between business areas based on internal estimates

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